UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 5, 2007
ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On November 5, 2007, Royal Gold, Inc. (“Royal Gold”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Underwriting Agreement relates to the issuance and sale by Royal Gold of 1,000,000 shares (the “Shares”) of its 7.25 % mandatory convertible preferred stock, par value $0.01 per share (“Preferred Stock”), plus an option exercisable by the Underwriters for an additional 150,000 shares of Preferred Stock to cover over-allotments, if any. The price per Share to the Underwriters is $97.00 per Share, and the Underwriters will initially offer the Shares to the public at $100.00 per Share. The offering of the Shares was made under Royal Gold’s shelf registration statement on Form S-3 (Registration No 333-147137) (the “Registration Statement”), including a prospectus dated November 5, 2007, as supplemented by a prospectus supplement dated November 5, 2007 filed with the Securities and Exchange Commission on November 5, 2007. The Shares are expected to be delivered to the Underwriters on November 9, 2007. The Underwriting Agreement contains customary representations, warranties and covenants by Royal Gold, conditions to closing and indemnification provisions. This summary of the Underwriting Agreement is qualified in its entirely by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.
Item 8.01 Other Events
     On Tuesday, November 6, 2007, Royal Gold announced the pricing of the underwritten public offering of the Shares pursuant to the Registration Statement. A copy of the press release making the announcement is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1	Underwriting Agreement, dated November 5, 2007, between Royal Gold, Inc. and Merrill Lynch, Piece, Fenner & Smith Incorporated, as a representative of the underwriters identified therein.

3.1	Form of Certificate of Designations to be dated November 6, 2007

4.1	Form of 7.25% Mandatory Convertible Preferred Stock Certificate

5.1	Opinion of Hogan & Hartson LLP

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1)*

99.1	Press Release dated November 6, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated: November 6, 2007

Exhibit Index
Exhibit No.

1.1	Underwriting Agreement, dated November 5, 2007, between Royal Gold, Inc. and Merrill Lynch, Piece, Fenner & Smith Incorporated, as a representative of the underwriters identified therein.

3.1	Form of Certificate of Designations to be dated November 6, 2007

4.1	Form of 7.25% Mandatory Convertible Preferred Stock Certificate

5.1	Opinion of Hogan & Hartson LLP

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1)*

99.1	Press Release dated November 6, 2007